Morgan Stanley                                             EXHIBIT 10.1

Ceres Managed Futures LLC
522 Fifth Avenue, 14th Floor
New York, NY 10036

December 20, 2012

AAA Capital Management Advisors, Ltd.
1300 Post Oak Blvd. Suite 350
Houston, Texas 77056

Attention: Mr. Anthony Annunziato

Re: Management Fee Change

Dear Mr. Annunziato:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (each, a “Management Agreement”).  Effective January 1, 2013, the monthly management fee referenced in Section 3(a) in each Management Agreement shall be 1/12 of 1.5% (1.5% per year).

•	AAA Capital Energy Fund L.P.

•	AAA Capital Energy Fund L.P. II

•	Orion Futures Fund L.P.

•	Institutional Futures Portfolio L.P.

•	Global Futures Fund

•	Orion Futures Fund (Cayman) Ltd.
•	AAA ARC Energy Feeder Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Walter Davis. If you have any questions I can be reached at 212-296-7444.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Walter Davis
Walter Davis
President & Director

AAA CAPITAL MANAGEMENT ADVISORS, LTD.

By:	/s/ Gerard Trevino
Print Name: Gerard Trevino
Title: Chief Operating Officer